Scudder
Pathway Series:

International Portfolio

Annual Report
August 31, 1998

Pure No-Load(TM) Funds

A mutual fund which seeks maximum total return by investing in a select mix of international and global Scudder Funds.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                 Scudder Pathway Series: International Portfolio

--------------------------------------------------------------------------------
Date of Inception: 11/15/96  Total Net Assets as of        Ticker Symbol:  SPIPX
                             8/31/98: $8.82 million
--------------------------------------------------------------------------------


o For the abbreviated 11-month fiscal period ended August 31, 1998, Scudder Pathway International Portfolio returned -10.31%, reflecting generally negative investor sentiment abroad, especially toward the end of the period.


o With the exception of the United States and Europe, the world's stock markets ended the period with negative returns as the Asian crisis deepened, profit growth decelerated, and Russia devalued their currency and imposed a debt moratorium.


o The differing performances of the world's markets highlighted the importance of diversification and asset allocation in international investing.



                                Table of Contents

   3  Letter from the Series' President  14  Financial Highlights
   4  Performance Update                 15  Notes to Financial Statements
   5  Portfolio Summary                  17  Report of Independent Accountants
   6  Portfolio Management Discussion    18  Tax Information
   8  Glossary of Investment Terms       20  Officers and Trustees
   9  Portfolio Highlights               21  Investment Products and Services
  10  Investment Portfolio               22  Scudder Solutions
  11  Financial Statements



              2 - Scudder Pathway Series: International Portfolio

                        Letter from the Series' President

Dear Shareholders,

     Over the abbreviated 11-month fiscal period, the economic crisis in the emerging markets spread across the globe, causing investors to seek refuge in safer havens such as U.S. Treasury bonds and stocks of large, familiar companies. In the process, many other asset classes were driven down. In a broad-based market downdraft such as this, shares of even fundamentally sound companies can get hit hard.

     As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately return to favor. In this challenging climate, we believe investors should remain focused on their long-term investment goals and practice diversification across domestic large- and small-cap stocks, bonds, and foreign securities.

     The Pathway Series portfolios weathered an often times difficult and volatile period by maintaining exposure to a broad range of asset classes and by pursuing a long-term approach. For this report, we asked lead portfolio manager Ben Thorndike to discuss the market environment and the investment team's asset allocation strategy for the 11-month period. Highlights of the team's strategy and outlook begin on page 6.

     For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your investment in Scudder Pathway Series. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series


               3 - Scudder Pathway Series: International Portfolio

PERFORMANCE UPDATE as of August 31, 1998
-----------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
8/31/98          $10,000   Cumulative   Annual
-----------------------------------------------
Scudder Pathway Series: International Portfolio
-----------------------------------------------
1 Year         $  9,478     -5.22%     -5.22%
Life of
Portfolio*     $ 10,456      4.56%      2.52%
-----------------------------------------------
MSCI ALL COUNTRY (EX U.S.) INDEX (75%),
JP MORGAN NON-U.S. GLOBAL GOVERNMENT BOND
INDEX (20%), 3-MONTH T-BILL (5%)
-----------------------------------------------
1 Year         $  9,647     -3.53%     -3.53%
Life of
Portfolio*     $  9,924      -.76%      -.43%
-----------------------------------------------
*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:


Scudder Pathway Series: International Portfolio
Year            Amount
----------------------
11/96*         $10,000
2/97           $10,439
5/97           $10,984
8/97           $10,959
11/97          $10,686
2/98           $11,603
5/98           $12,304
8/98           $10,386

MSCI All Country (ex U.S.) Index
Year            Amount
----------------------
11/96*         $10,000
2/97           $ 9,889
5/97           $10,563
8/97           $10,511
11/97          $ 9,942
2/98           $11,050
5/98           $11,272
8/98           $ 9,728

MSCI All Country (ex U.S.) Index (75%),
JP Morgan Non-U.S. Global Government Bond
Index (20%), 3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
2/97           $ 9,807
5/97           $10,329
8/97           $10,288
11/97          $ 9,938
2/98           $10,793
5/98           $10,984
8/98           $ 9,924

The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The JP Morgan Non-U.S. Global Government Bond Index is a market value-weighted measure of bonds excluding U.S. bonds. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

                         1997(a)   1998(b)(c)
                      --------------------
Net Asset Value......    $13.59    $11.70
Income Dividends.....    $  .25    $  .16
Capital Gains
Distributions........    $  .10    $  .35
Portfolio Total
Return (%)...........     16.58    -10.31
Blended Index Total
Return (%)...........      7.34     -7.55

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

(a) For the period November 15, 1996 (commencement of operations) to September 30, 1997. Index comparisons begin November 30, 1996.
(b)  For the eleven month period ended August 31, 1998.
(c) On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.


               4 - Scudder Pathway Series: International Portfolio

                     Portfolio Summary as of August 31, 1998

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

PIE CHART TITLE:
Asset Allocation

CHART DATA:

      Money Market                    2%
      Fixed Income                   10%
      Equity                         88%
  ---------------------------------------
                                    100%
  ---------------------------------------

CALLOUT:

The Portfolio's significant emphasis on international equity funds increased slightly over the period.


 Asset Class Ranges

  Money Market                     0-20%
  Fixed Income Funds               0-40%
  Equity Funds                   60-100%


CALLOUT:

Portfolio allocations are derived from the risk profile for the Fund; changes are expected to be modest and infrequent.


  Portfolio Holdings

  Scudder International Fund           55%
  ----------------------------------------
  Scudder Greater Europe Growth Fund   12%
  ----------------------------------------
  Scudder International Growth
       and Income Fund                 10%
  ----------------------------------------
  Scudder Emerging Markets Growth Fund  7%
  ----------------------------------------
  Scudder Emerging Markets Income Fund  6%
  ----------------------------------------
  Scudder Latin America Fund            4%
  ----------------------------------------
  Scudder International Bond Fund       4%
  ----------------------------------------
  Scudder Cash Investment Trust         2%
  ----------------------------------------
                                      100%
  ----------------------------------------

CALLOUT:

The majority of portfolio holdings outperformed their respective benchmarks, but the overall weakness in the emerging markets held back returns for many international investors.


For more complete details about the Portfolio's investments, see page 5. A quarterly Fund Summary and Portfolio Holdings are available upon request.


               5 - Scudder Pathway Series: International Portfolio

                         Portfolio Management Discussion

We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway
Series: International Portfolio, to discuss the market environment and Scudder's current investment strategy.

Q: For the 11-month fiscal period which ended August 31, 1998 there were more dark clouds than bright spots in the foreign markets. How would you characterize this environment?

A: It's been a difficult period for international investors. The Asian financial crisis, which had been brewing since the devaluation of the Thai baht more than a year ago, deepened and spread to other countries including the major economies of South Korea and Japan. In August, investors were surprised with the devaluation of the Russian currency and a moratorium on its local currency debt payments. This sent shocks through the world's financial markets. Emerging markets stocks fell sharply and investors fled to the relative safety of U.S. Treasury securities and stocks of well known U.S. growth companies. At the end of the period, markets in Europe and the United States were virtually the only ones with positive returns. Despite the troubles in Asia and other emerging markets, the fundamentals of many of the world's economies are still positive.

Q:  How did the meltdown in the emerging markets come about?

A: A combination of overextended banking systems and excessive corporate leverage dependent on short-term dollar financing contributed to the collapse of the Asian currencies. The devaluations only added fuel to an already global deflationary trend over the last few years. When we say deflationary, we're describing the increasing tendency for prices of goods and commodities to decline. After the devaluations, exports from Southeast Asia became cheaper and the region's imports dropped off. As a result, companies in the United States and Europe (which do significant business in Southeast Asia), are experiencing lower sales and revenues. Diminished Asian demand also weakened corporate pricing power globally, which has crimped earnings at many companies.

Q:  To what do you attribute the crisis?

A: The problem lies not only with the world's economies but in the financial markets. Over the last 10-15 years, in response to global competition, U.S. businesses have restructured to succeed in the information age. Europe is not far behind, and even many emerging markets have been on the same road. However, liquidity and credit have been too freely available over the last five years, and investors and lenders have exercised little caution in their financial decisions. Analysis of risk has not been a major element in the investment decision.

Q:  Some Latin American markets have declined more than Asia. Why?

A: As the crisis unfolded in Russia and worsened in Asia, many Latin American markets were the only source of liquidity for those invested in the emerging markets. Latin America has traditionally depended on external savings to supplement inadequate domestic savings in order to finance economic development. While direct equity investment by foreign companies has grown rapidly in recent years, the region still depends heavily on borrowed money. As a result, Latin American markets are vulnerable when events in other emerging markets shake


               6 - Scudder Pathway Series: International Portfolio investor confidence, despite otherwise favorable fundamentals in many countries.

Q:  What should investors do in this environment?

A: It might be easy for some investors to look at what has happened over the last 11 months and consider heading for the exits, so to speak, with regard to investing. However, investing has always involved risk -- it just hasn't been as visible until recently. We believe that recent events have actually created a number of opportunities for long-term investors. For many companies with solid earnings and growing businesses, valuations have become more attractive. In addition, this has been a good opportunity to add to existing holdings at lower prices.

Q:  What is your outlook?

A: We think the world is headed for a period of slower, but sustainable growth as it adjusts to the current deflationary environment. While much of the world's attention has focused on the troubled emerging markets, we believe Europe -- an important component of the world's economy -- continues to hold promise. Many companies there are just beginning to restructure their businesses as preparations are made for the introduction of a single currency at the start of 1999. This is a major event. Many established companies will be forced to change in order to compete across Europe and globally. We think this will provide opportunities for investors, and with the Portfolio's significant exposure to Europe through several funds, we expect to participate in developments there.


                                 Pathway Series:
                             International Portfolio
                          A team approach to investing

  The Portfolio is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Portfolios' management process. Team members work together to develop investment strategies and select securities for the Portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources. All members of the Pathway investment team are members of Scudder's Global Asset Allocation Committee, which is responsible for analyzing the global economy and capital markets, integrating information from the firm's equity and fixed income specialists, and developing the outlook for the major markets in which a Portfolio invests.

  Lead Portfolio Manager Benjamin W. Thorndike, who has 18 years of investment experience, joined the Adviser in 1983 as a portfolio manager. Philip Fortuna, Portfolio Manager, joined the Adviser in 1986 as manager of institutional equity accounts. Maureen Allyn, Portfolio Manager, is the Adviser's Chief Economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies. Edward B. Baldini, Portfolio Manager, joined the Adviser in 1995 as a member of the Growth and Income Equity Management Group, focused on institutional client management.


               7 - Scudder Pathway Series: International Portfolio

                          Glossary of Investment Terms

ASSET ALLOCATION           The distribution of assets among the major asset
                           classes, such as stocks, bonds, and money market instruments. The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. An investor with a long-term investment horizon that is comfortable assuming additional risk in seeking higher returns may decide to allocate a higher proportion to stocks than bonds or money markets.

CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar. A devaluation may be prompted by currency trading or foreign central bank intervention (or the lack of intervention). For U.S. dollar investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

DIVERSIFICATION            The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

FUNDAMENTAL                RESEARCH Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

INTERNATIONAL MONETARY     The IMF is an organization that focuses on lowering
FUND                       trade barriers and stabilizing currencies. While
                           also helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

OVER/UNDER WEIGHTING       Refers to the allocation of assets-- usually by
                           sector, industry, or country-- within a portfolio relative to a benchmark index, e.g., the MSCI All
                           Country World (ex. U.S.) Index, or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

               8 - Scudder Pathway Series: International Portfolio

                              Portfolio Highlights
                         Pathway International Portfolio

Pathway International Portfolio seeks to maximize total return by investing in a select mix of established international mutual funds.

                                   Performance

This report covers the abbreviated fiscal period from September 30, 1997 to August 31, 1998. For the 11-month period, the International Portfolio returned -10.31% versus a -7.55% return for the Portfolio's custom benchmark (detailed performance information is listed on page 4).

The foreign markets generally declined as the Asian crisis spread to other emerging and developed markets, especially toward the end of the period. Markets in Europe and the United States were virtually the sole providers of positive returns while Asian, Latin American, and other emerging equity markets experienced sharp price declines. Foreign sovereign bonds provided attractive returns (in U.S. dollar terms) reflecting a "flight to quality" during this period. While the Portfolio's overweighting in international equity funds (at 88% of assets) made a significant contribution to performance over the first half of the period, it held back performance significantly relative to its custom benchmark in the second half, as the equity markets declined sharply.

The Portfolio was anchored by International Fund, at 55% of assets, which significantly outperformed the equity component of the Portfolio's custom benchmark, the unmanaged MSCI All Country World (ex. U.S.) Index. A diversified portfolio with a long-term track record, this Fund has served as a core holding in the Portfolio. Reflecting the favorable environment and accelerating growth in Europe, Greater Europe Growth Fund provided outstanding returns relative to both the market and its peers for the period. In contrast, the emerging equity markets experienced substantial losses. Despite significant outperformance on a relative basis, the Portfolio's emerging markets equity fund holdings subtracted from overall Portfolio performance. The Portfolio's two fixed income fund holdings provided mixed results, with Emerging Markets Income Fund's sharply negative return reflecting the crises in the emerging markets.

                               Portfolio Strategy

The ratio of equity-to-fixed income fund allocations was essentially unchanged over the period, but several adjustments were made within the equity portion of the Portfolio. An important contributor to performance, Greater Europe Growth Fund's weighting was increased over the period from 5% to 12%, reflecting the favorable conditions in the region. In the second half, International Fund was reduced in favor of expanding diversification with the addition of International Growth and Income Fund, which seeks to invest in stocks with above-average dividend yields and attractive valuations. With regard to the Portfolio's emerging markets fund holdings, the small position in Pacific Opportunities Fund was eliminated in 1997, and holdings in Emerging Markets Growth and Latin America funds were pared back over the second half. In the fixed income area, holdings remained essentially unchanged over the period.


               9 - Scudder Pathway Series: International Portfolio

                   Investment Portfolio as of August 31, 1998

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Money Market 2.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     ---------
Scudder Cash Investment Trust (Cost $174,285) ...........................................        174,285               174,285
                                                                                                                     ---------
Fixed Income 9.6%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Market Income Fund .....................................................         82,464               521,998
Scudder International Bond Fund .........................................................         33,171               325,078
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $1,339,742)                                                                                   847,076
------------------------------------------------------------------------------------------------------------------------------

Equity 88.4%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund ....................................................         64,761               654,087
Scudder Greater Europe Growth Fund ......................................................         40,693             1,014,478
Scudder International Fund ..............................................................        100,608             4,886,535
Scudder International Growth & Income Fund ..............................................         76,039               896,494
Scudder Latin America Fund ..............................................................         23,080               368,814
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $8,930,311)                                                                                       7,820,408
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $10,444,338) (a)                                                          8,841,769
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $10,481,921. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $1,640,152. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $71,889 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,712,041.

    The accompanying notes are an integral part of the financial statements.


              10 - Scudder Pathway Series: International Portfolio

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of August 31, 1998 (Note D)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $10,444,338) ................      $  8,841,769
                 Receivable for Portfolio shares sold ................................             3,414
                 Income receivable ...................................................             2,399
                                                                                           ----------------
                 Total assets ........................................................         8,847,582
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................             2,318
                 Payable for Portfolio shares redeemed ...............................            21,220
                                                                                           ----------------
                 Total liabilities ...................................................            23,538
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  8,824,044
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................            63,920
                 Net unrealized appreciation (depreciation) on investments ...........        (1,602,569)
                 Accumulated net realized gain (loss) ................................           887,051
                 Paid-in capital .....................................................         9,475,642
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  8,824,044
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($8,824,044 / 754,142 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................            $11.70
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


               11 - Scudder Pathway Series: International Portfolio

                             Statement of Operations

              for the Eleven Months Ended August 31, 1998 (Note D)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds ...........................     $    134,059
                -------------------------------------------------------------------------------------------
                 Net investment income                                                           134,059
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ..........................................................          260,036
                 Capital gain distributions from Underlying Funds .....................          828,098
                                                                                           ----------------
                                                                                               1,088,134
                 Net unrealized appreciation (depreciation) during the period on           ----------------
                   investments ........................................................       (2,329,442)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (1,241,308)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (1,107,249)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


               12 - Scudder Pathway Series: International Portfolio

                       Statement of Changes in Net Assets

                                                                                                       For the Period
                                                                                                         November 15,
                                                                                                            1996
                                                                                     For the Eleven     (commencement
                                                                                      Months Ended    of operations) to
                                                                                       August 31,       September 30,
Increase (Decrease) in Net Assets                                                    1998 (Note D)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................       $   134,059      $     61,993
                 Net realized gain (loss) .....................................         1,088,134            45,130
                 Net unrealized appreciation (depreciation) on
                   investments during the period ..............................        (2,329,442)          726,873
                                                                                    ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................        (1,107,249)          833,996
                                                                                    ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ........................................          (126,802)           (8,391)
                                                                                    ----------------  ----------------
                 Net realized gain (loss) on investment transactions ..........          (277,380)           (3,356)
                                                                                    ----------------  ----------------
                 Portfolio share transactions:
                 Proceeds from shares sold ....................................         5,040,380        12,327,560
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................           368,824            10,929
                 Cost of shares redeemed ......................................        (6,801,774)       (1,457,693)
                                                                                    ----------------  ----------------
                 Net increase (decrease) in net assets from Portfolio
                   share transactions .........................................        (1,392,570)       10,880,796
                                                                                    ----------------  ----------------
                 Increase (decrease) in net assets ............................        (2,904,001)       11,703,045
                 Net assets at beginning of period ............................        11,728,045            25,000
                 Net assets at end of period (including undistributed
                   net investment income of $63,920 and $53,602,                    ----------------  ----------------
                   respectively) ..............................................       $ 8,824,044      $ 11,728,045
                                                                                    ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ....................           863,241             2,083
                                                                                    ----------------  ----------------
                 Shares sold ..................................................           378,568           971,043
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................            30,182               918
                 Shares redeemed ..............................................          (517,849)         (110,803)
                                                                                    ----------------  ----------------
                 Net increase (decrease) in Portfolio shares ..................          (109,099)          861,158
                                                                                    ----------------  ----------------
                 Shares outstanding at end of period ..........................           754,142           863,241
                                                                                    ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


               13 - Scudder Pathway Series: International Portfolio

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                             For the         November 15,
                                                                                          Eleven Months          1996
                                                                                              Ended        (commencement
                                                                                            August 31,     of operations) to
                                                                                            1998 (a)         September 30,
                                                                                            (Note D)             1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                         ----------------------------------
Net asset value, beginning of period ..............................................         $ 13.59           $ 12.00
                                                                                         ----------------------------------
Income from investment operations:
Net investment income .............................................................             .17               .31
Net realized and unrealized gain (loss) on investment transactions ................           (1.55)             1.63 (b)
                                                                                         ----------------------------------
Total from investment operations ..................................................           (1.38)             1.94
                                                                                         ----------------------------------
Less distributions:
From net investment income ........................................................            (.16)             (.25)
From net realized gain (loss) on investments ......................................            (.35)             (.10)
                                                                                         ----------------------------------
Total distributions ...............................................................            (.51)             (.35)
                                                                                         ----------------------------------
                                                                                         ----------------------------------
Net asset value, end of period ....................................................          $11.70            $13.59
                                                                                         ----------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (d) ..............................................................          (10.31)**          16.58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................               9                12
Ratio of operating expenses to average daily net assets (%) (c) ...................              --                --
Ratio of net investment income to average daily net assets (%) ....................            1.42*             1.23*
Portfolio turnover rate (%) .......................................................            52.0*             35.1*

(a)   Based on monthly average shares outstanding during the period.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values during the period.
(c) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(d) Total return would have been lower if the Adviser had not maintained some of the Underlying Funds' expenses.
*     Annualized
**    Not annualized


               14 - Scudder Pathway Series: International Portfolio

                          Notes to Financial Statements

                       A. Significant Accounting Policies

The International Portfolio (the "Portfolio") is a diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolio uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the eleven months ended August 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $4,725,467 and $5,563,215, respectively.


              15 - Scudder Pathway Series: International Portfolio

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Portfolio's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Portfolio and Scudder Kemper was approved by the Portfolio's Board of Trustees and by the Portfolio's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Portfolio. In accordance with the Portfolio's Management Agreement with Scudder Kemper, the Adviser regularly provides the Portfolio with continuing investment management consistent with the Portfolio's investment objective.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Portfolio's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Portfolio has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Trustees of the Portfolio will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolio, the Adviser arranges for all services pertaining to the operation of the Portfolio. If the Trustees determine that the aggregate expenses of the Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of the Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of the Portfolio, the Adviser will pay certain costs, on behalf of the Portfolio. For the eleven months ended August 31, 1998, the Adviser incurred expenses in the amount of $89,958. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolio during the period. The Adviser has assumed the Portfolio's organizational costs.

                               D. Year End Change

On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.


              16 - Scudder Pathway Series: International Portfolio

                        Report of Independent Accountants

To the Board of Trustees of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: International Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pathway Series:
International Portfolio (one of the portfolios constituting the Scudder Pathway Series) (the "Fund") at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 9, 1998


              17 - Scudder Pathway Series: International Portfolio

                                Tax Information

The Fund paid distributions of $.02 per share from net long-term capital gains during its year ended August 31, 1998, none of which represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $930,000 as capital gain dividends for its fiscal year ended August 31, 1998, of which 90% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


              18 - Scudder Pathway Series: International Portfolio

                                    This Page
                                  intentionally
                                   left blank.



              19 - Scudder Pathway Series: International Portfolio

                              Officers and Trustees


Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Senior Fellow and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard
University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Kathryn L. Quirk*
Vice President and Assistant
Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

              20 - Scudder Pathway Series: International Portfolio

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

              21 - Scudder Pathway Series: International Portfolio

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              22 - Scudder Pathway Series: International Portfolio


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


              23 - Scudder Pathway Series: International Portfolio

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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